UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2013

________________________

COMVERSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Quannapowitt Parkway Wakefield, Massachusetts (Address of principal executive offices)		01880 (Zip Code)

Registrant's telephone number, including area code: (781) 246-9000

N/A
(Former Name or Former Address, if changed since last report)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Compensatory Arrangements of Certain Officers

On April 16, 2013, the Compensation and Leadership Committee of the Board of Directors of Comverse, Inc. (the “Company”) approved cash incentive payments for the fiscal year ended January 31, 2013 (“Fiscal 2012”) to Philippe Tartavull, the Company’s President and Chief Executive Officer, and Thomas B. Sabol, the Company’s Senior Vice President and Chief Financial Officer, in the amounts of $290,630 and $96,838, respectively, subject to completion of the audited financial statements for Fiscal 2012. These bonus amounts reflect the portion of Fiscal 2012 during which Messrs. Tartavull and Sabol were employed by the Company. The Company completed its audited financial statements and filed its Annual Report on Form 10-K for Fiscal 2012 on May 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE, INC.

By:	/s/ Roy Luria
Roy Luria Senior Vice President, General Counsel and Corporate Secretary
Date:    May 21, 2013

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